                                   EXHIBIT A
                                 ABS GROUP INC.
                       Consolidated Proforma Balance Sheet
                                November 7, 1996
                                   (Unaudited)


                                     ASSETS


                                                        Proforma
                                           Marine      Adjustments
                           ABS Group      Research      Increase       Proforma
                              Inc.        USA, Inc.    (Decrease)    Consolidation
                           ----------    ----------    ----------     ----------
CURRENT ASSETS

  Cash                     $       94    $       --    $       --     $       94
                           ----------    ----------    ----------     ----------

   Total Current Assets            94            --            --             94
                           ----------    ----------    ----------     ----------

PROPERTY AND
 EQUIPMENT - NET                   --        54,200            --         54,200
                           ----------    ----------    ----------     ----------

OTHER ASSETS

Patents/Intellectual
 property                          --       604,610       (31,648)       572,962
Investment in joint
 venture                    1,000,000            --            --      1,000,000
                           ----------    ----------    ----------     ----------

     Total Other Assets     1,000,000       604,610       (31,648)     1,572,962
                           ----------    ----------    ----------     ----------

    TOTAL ASSETS           $1,000,094    $  658,810    $  (31,648)    $1,627,256
                           ==========    ==========    ==========     ==========

       See Summary of Assumptions and Disclosures and Accountants' Report

                                 ABS GROUP INC.
                       Consolidated Proforma Balance Sheet
                                November 7, 1996
                                   (Unaudited)


                      LIABILITIES AND STOCKHOLDERS' EQUITY

                                                                  Proforma
                                                    Marine       Adjustments
                                   ABS Group       Research       Increase        Proforma
                                      Inc.         USA, Inc.     (Decrease)     Consolidation
                                  -----------     -----------    -----------     -----------
CURRENT LIABILITIES

  Accounts payable                $    56,064     $        --    $        --     $    56,064
  Other current liabilities            23,662              --             --          25,662
                                  -----------     -----------    -----------     -----------

    Total Current Liabilities          79,726              --             --          79,726
                                  -----------     -----------    -----------     -----------

LONG-TERM DEBT

  Notes payable                       150,000              --             --         150,000
                                  -----------     -----------    -----------     -----------

    Total Liabilities                 229,726              --             --         229,726
                                  -----------     -----------    -----------     -----------

MINORITY INTEREST                          --              --        131,762         131,762
                                  -----------     -----------    -----------     -----------

STOCKHOLDERS' EQUITY (DEFICIT)

  Common stock; par value
   $0.0001; 10,000,000 shares
   authorized; 2,855,374
   issued and outstanding                 236              80            (30)            286
  Additional paid-in capital        9,339,029         658,730       (131,732)      9,866,027
  Accumulated deficit              (8,568,897)             --        (31,648)     (8,600,545)
                                  -----------     -----------    -----------     -----------

    Total Stockholders' Equity        770,368         658,810             --       1,265,768
                                  -----------     -----------    -----------     -----------

    TOTAL LIABILITIES AND
     STOCKHOLDERS'
     EQUITY                       $ 1,000,094     $   658,810    $        --     $ 1,627,256
                                  ===========     ===========    ===========     ===========

       See Summary of Assumptions and Disclosures and Accountants' Report

                                 ABS GROUP INC.
                  Consolidated Proforma Statement of Operations
                                November 7, 1996
                                   (Unaudited)


                                            For the Period from
                                  January 1, 1995 Through November 7, 1996
                             --------------------------------------------------
                                            Marine
                             ABS Group     Research     Proforma       Proforma
                                Inc.       USA, Inc.   Adjustments  Consolidation
                             ---------     ---------    ---------     ---------
NET SALES                    $      --     $      --    $      --     $      --

COST OF SALES                       --            --           --            --
                             ---------     ---------    ---------     ---------

GROSS MARGIN                        --            --           --            --

EXPENSES                       143,889            --       31,648       175,507
                             ---------     ---------    ---------     ---------

LOSS FROM OPERATIONS          (143,859)           --      (31,648)     (175,507)

OTHER INCOME (EXPENSE)              --            --           --            --
                             ---------     ---------    ---------     ---------

NET LOSS                     $(143,859)    $      --    $ (31,648)    $(175,507)
                             =========     =========    =========     =========

       See Summary of Assumptions and Disclosures and Accountants' Report

                                 ABS GROUP INC.
                Statements of Assumptions and Disclosures for the
                       Consolidated Proforma Balance Sheet
                                November 7, 1996
                                   (Unaudited)


BACKGROUND AND HISTORICAL INFORMATION

      ABS Group, Inc. (formerly Advanced Biological Systems, Inc.) was incorporated under the laws of the State of Delaware on October 3, 1988, discontinued operations during 1992, and was inactive until 1996. On November 7, 1996, the Company acquired MRUSA and MRPL. The Company is currently engaged in the production and sale of nutritional supplements.

      Marine Research USA (MRUSA) was incorporated in the State of Utah on November 6, 1996 for the purpose of facilitating the purchase of Marine Research Pty. Ltd. by ABS Group Inc. (formerly Advanced Biological Systems, Inc.) MRUSA owns 100% of the issued and outstanding stock of Marine Research Pty. Ltd.

      Marine Research Pty. Ltd. (MRPL) was incorporated under the laws of the State of Queensland Australia on February 22, 1991 under the name of Myalldeen Pty. Ltd. MRPL was inactive until November of 1996 when it was purchased by MRUSA. Since that time, MRPL has been engaged in the production and sale of registered therapeutic products in Australia and a nutritional supplement outside of Australia, the primary ingredient of which is Sea Cucumber.

PROFORMA TRANSACTIONS

      On November 7, 1996, the Company entered into an Asset Acquisition and Financing Agreement with Marine Research USA, Inc., Marine Research Pty. Ltd. and Samuel J. Grant, whereby the Company issued 500,000 shares of its restricted common stock to Mr. Grant as an inducement for him to transfer certain intellectual property and operating equipment to MRPL. As a result of the transaction, MRUSA became owner of 100% of the issued and outstanding shares of its MRPL. The Company became 80% owner of MRUSA and Mr. Grant became 20% owner of MRUSA.

PROFORMA ADJUSTMENTS

      ABS Group Inc. issued 500,000 shares of common stock in exchange for 80% of the outstanding shares of MRUSA. The proforma adjustments have been prepared under the purchase method of accounting for business combinations and all significant inter-company transactions have been eliminated. The proforma adjustments to record the merger of the companies under the purchase method of accounting for business combinations are:

      1) Acquisition of 80% interest in MRUSA for 500,000 shares of ABS Group,
      Inc.:

                        Common stock                                $        50
                        Additional paid-in capital                          (50)
                                                                    ------------

                                  Total                             $         --
                                                                    ============

                                 ABS GROUP INC.
                Statements of Assumptions and Disclosures for the
                       Consolidated Proforma Balance Sheet
                                November 7, 1996
                                   (Unaudited)


PROFORMA ADJUSTMENTS (continued)

      2) Eliminate the common stock of MRUSA:

                         Common stock                                $      (80)
                         Additional paid-in capital                          80
                                                                     -----------

                                   Total                             $        --
                                                                     ===========

      3) Record 20% minority interest in MRUSA:

                         Minority Interest                           $  131,762
                         Additional paid-in capital                    (131,762)
                                                                     -----------

                                   Total                             $        --
                                                                     ===========

      4) Record amortization of Patents/Intellectual Property:

                         Patents/Intellectual
                         property                                    $   31,648
                         Accumulated Deficit                            (31,648)
                                                                     -----------

                                   Total                             $        --
                                                                     ===========